UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2023 (May 29, 2023)

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure
On May 29, 2023, Ellington Financial Inc., a Delaware corporation ("EFC"), EF Merger Sub Inc., a Virginia corporation and wholly-owned subsidiary of EFC ("Merger Sub"), Arlington Asset Investment Corp., a Virginia corporation ("Arlington Asset"), and, solely for the limited purposes set forth in the Merger Agreement (as defined below), Ellington Financial Management LLC, a Delaware limited liability company, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to the terms and conditions therein, Arlington Asset will be merged with and into Merger Sub, with Merger Sub remaining as a wholly owned subsidiary of EFC (the "Merger").
On May 30, 2023, EFC and Arlington Asset issued a joint press release announcing the execution of the Merger Agreement. On the same day, EFC made available an investor presentation. A copy of the joint press release is furnished as Exhibit 99.1 and a copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information (including Exhibit 99.1 and Exhibit 99.2) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Joint Press Release dated May 30, 2023
99.2	Investor Presentation dated May 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
ADDITIONAL INFORMATION ABOUT THE MERGER
In connection with the proposed Merger, EFC intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Arlington Asset and a prospectus of EFC. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the shareholders of Arlington Asset. In connection with the proposed Merger, EFC and Arlington Asset also plan to file relevant materials with the SEC. SHAREHOLDERS OF ARLINGTON ASSET ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Arlington Asset's shareholders. Investors may obtain a copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by EFC and Arlington Asset free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by EFC with the SEC will be available free of charge on EFC’s website at www.ellingtonfinancial.com or by contacting EFC’s Investor Relations at (203) 409-3575, as they become available. Copies of the documents filed by Arlington Asset with the SEC will be available free of charge on Arlington Asset’s website at www.arlingtonasset.com or by contacting Arlington Asset’s Investor Relations at (703) 373-0200.
PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER
EFC and Arlington Asset and their respective directors and executive officers and certain other affiliates of EFC and Arlington Asset may be deemed to be participants in the solicitation of proxies from Arlington Asset shareholders in connection with the proposed Merger.
Information about the directors and executive officers of Arlington Asset is available in its Form 10-K, which was filed with the SEC on March 31, 2023, and its Form 10-K/A, which was filed with the SEC on May 1, 2023. Information about the directors and executive officers of EFC is available in the proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed Merger when they become available. Shareholders of Arlington Asset should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from EFC or Arlington Asset using the sources indicated above.

NO OFFER OR SOLICITATION
This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms. Such forward-looking statements may include or relate to statements about the proposed Merger, including its financial and operational impact; the benefits of the proposed Merger; the pro forma market capitalization of the combined company; the scale, market presence, market capitalization, leverage, liquidity or earnings of the combined company; anticipated synergies and operating expense efficiencies from the proposed Merger; investment opportunities, deployment of capital and returns of the combined company; future dividend payments; future growth; access to capital markets; price/tangible book value multiple; the timing of future events; and other statements of management’s beliefs, intentions or goals. These statements are based on EFC’s and Arlington Asset’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. EFC and Arlington Asset can give no assurance that their expectations will be attained. Factors that could cause actual results to differ materially from EFC’s or Arlington Asset’s expectations include, but are not limited to, the risk that the proposed Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the shareholders of Arlington Asset; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed merger on the operating results and businesses generally of EFC and Arlington Asset; the outcome of any legal proceedings relating to the proposed Merger; the ability to successfully integrate the businesses following the proposed Merger; changes in interest rates or the market value of EFC’s or Arlington Asset’s investments; market volatility; changes in mortgage default rates and prepayment rates; the availability and terms of financing; changes in government regulations affecting the business of EFC or Arlington Asset; the ability of EFC and Arlington Asset to maintain their exclusion from registration under the Investment Company Act of 1940; the ability of EFC and Arlington Asset to maintain their qualification as a REIT; changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations; and other factors, including those set forth in the section entitled "Risk Factors" in EFC’s most recent Annual Report on Form 10-K and Arlington Asset’s most recent Annual Report on Form 10-K, as amended, and EFC’s and Arlington Asset’s Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by EFC and Arlington Asset with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither EFC nor Arlington Asset undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 30, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

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